Financial Instruments - Summary of Quantitative Information About Offsetting of Derivative Financial Assets And Derivative Financial Liabilities (Details) - USD ($) $ in Millions	Mar. 31, 2022	Mar. 31, 2021
Disclosure Of Financial Instruments [Abstract]
Gross amount of recognized financial asset	$ 24	$ 28
Amount set off	(5)	(2)
Net amount presented in balance sheet	19	26
Gross amount of recognized financial liability	(13)	(10)
Amount set off	5	2
Net amount presented in balance sheet	$ (8)	$ (8)